Exhibit 99.1
For Immediate Release

Contact:	(News Media) Barbara Ciesemier +1.312.396.7461
(Investors) Adam Auvil +1.317.817.6310

CNO Financial Group Provides Update on
Closed Block Long-Term Care Business
Independent Audit concluded; Majority of Assets repositioned

CARMEL, Ind., January 12, 2017 - CNO Financial Group, Inc. (NYSE: CNO) announced today that its subsidiaries, Washington National Insurance Company (WNIC) and Bankers Conseco Life Insurance Company (BCLIC), have concluded the independent audit of the assets recaptured in conjunction with the termination of the reinsurance agreements with Beechwood Re, Ltd. (BRe). In addition, CNO announced that it has successfully repositioned a significant portion of the recaptured assets. CNO expects to recognize pre-tax non-operating net realized losses totaling $5 million (1) in the quarter ended December 31, 2016 related to the transferred investments (including the impacts of the audit findings and repositioning of the assets).

As previously disclosed, certain irregularities discovered regarding the relationship between BRe and Platinum Partners LP (Platinum), and questions concerning the valuation and appropriateness of the collateral deposited in reinsurance trust accounts by BRe, caused CNO to commence an independent audit on two subsets of investments with an estimated value of $125 million as of September 30, 2016. The audit of these investments was completed in the fourth quarter of 2016, and confirmed that the assets included in the initial scope of the audit bore some connection to Platinum or to parties that have had past or present associations with Platinum. The audit also concluded that, based upon information obtained, the assets included in the additional scope of the audit do not appear to have clear connections to Platinum or to parties that have had past or present associations with Platinum.

In addition, CNO and the auditor confirmed that many of the values that had been assigned to these investments by BRe, and summarized in reports by its valuation firm, were inaccurate due to the use of flawed methodologies and procedures. We recognized a $75.4 million pre-tax loss related to the termination of the reinsurance agreements in the quarter ended September 30, 2016 (including adjustments to certain of the values that had been assigned by BRe to the investments transferred to WNIC and BCLIC).

In connection with the termination of the reinsurance agreements, investments made by BRe with an estimated value of $505 million previously held in collateral trust accounts supporting the reinsured block were transferred to WNIC and BCLIC. In the quarter ended December 31, 2016, approximately 75 percent of these investments have been sold or redeemed, with the proceeds invested primarily in investment-grade securities to support the recaptured block of business.

A summary of the preliminary values for the remaining investments that were included in the independent audit as of December 31, 2016 is included in today’s Form 8-K.

About CNO Financial Group
CNO Financial Group, Inc. (NYSE: CNO) is a holding company. Our insurance subsidiaries - principally Bankers Life and Casualty Company, Colonial Penn Life Insurance Company and Washington National Insurance Company - primarily serve middle-income pre-retiree and retired Americans by helping them protect against financial adversity and provide for a more secure retirement. For more information, visit CNO online at www.CNOinc.com.

Note:

(1)
Amount is preliminary and subject to change pending completion of our year-end financial reporting close including consideration of additional developments and information discovered through the date we file our 2016 Form 10-K, that could impact our preliminary year-end estimates of fair value.

Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for CNO Financial's products and trends in CNO Financial's operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as "anticipate," "believe," "plan," "estimate," "expect," "project," "intend," "may," "will," "would,"
"contemplate," "possible," "attempt," "seek," "should," "could," "goal," "target," "on track," "comfortable with," "optimistic," "guidance," "outlook" and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ''forward-looking'' information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) changes in or sustained low interest rates causing reductions in investment income, the margins of our fixed annuity and life insurance businesses, and sales of, and demand for, our products; (ii) expectations of lower future investment earnings may cause us to accelerate amortization, write down the balance of insurance acquisition costs or establish additional liabilities for insurance products; (iii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect the value of our investments as well as our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iv) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (v) our ability to make anticipated changes to certain non-guaranteed elements of our life insurance products; (vi) our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; (vii) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (viii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (ix) changes in our assumptions related to deferred acquisition costs or the present value of future profits; (x) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; (xi) our assumption that the positions we take on our tax return filings will not be successfully challenged by the Internal Revenue Service; (xii) changes in accounting principles and the interpretation thereof; (xiii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xiv) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xv) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xvi) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xvii) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (xviii) our ability to maintain effective controls over financial reporting; (xix) our ability to continue to recruit and retain productive agents and distribution partners; (xx) customer response to new products, distribution channels and marketing initiatives; (xxi) our ability to achieve additional upgrades of the financial strength ratings of CNO Financial and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital and the cost of capital; (xxii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xxiii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products or affect the value of our deferred tax assets; (xxiv) availability and effectiveness of reinsurance arrangements, as well as any defaults or failure of reinsurers to perform; (xxv) the performance of third party service providers and potential difficulties arising from outsourcing arrangements; (xxvi) the growth rate of sales, collected premiums, annuity deposits and assets; (xxvii) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (xxviii) events of terrorism, cyber attacks, natural disasters or other catastrophic events, including losses from a disease pandemic; (xxix) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; and (xxx) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward looking statements.

Contacts:
Media:
Barbara Ciesemier
312-396-7461
barbara.ciesemier@cnoinc.com

Investors:
Adam Auvil
317-817-6310
adam.auvil@cnoinc.com

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